News Release	Contact:
For Immediate Release	Anna Austin, EVP, Corporate Communications (314) 523-8354 Ian Chadsey, Manager, Investor Relations (905) 238-3904 Email: investor.relations@tlcvision.com

TLCVision Reports Third Quarter 2005 Financial Results

St. Louis, Missouri, November 7, 2005: TLC Vision Corporation (NASDAQ:TLCV; TSX:TLC), North America’s premier eye care services company, today announced its financial results for the third quarter and nine month period ended September 30, 2005. All dollar amounts are expressed in U.S. currency and results are reported in accordance with U.S. generally accepted accounting principles (U.S. GAAP) unless otherwise noted.

Third Quarter Highlights:

CONSOLIDATED:
– – –	Revenues were $62 million EPS of $0.02 on net income of $1.7 million Operating cash flow was $6 million or $.09 per share

OPERATING BUSINESS (Excluding AMD):

– – –	Revenues were $61 million EPS of $0.04 on net income of $2.8 million Operating cash flow was $10.4 million or $0.15 per share

Nine-Month Highlights:

CONSOLIDATED:
– – –	Revenues were $200 million EPS of $0.23 on net income of $16.8 million Operating cash flow was $19 million or $.27 per share

OPERATING BUSINESS (Excluding AMD):

– – –	Revenues were $198 million EPS of $0.30 on net income of $21 million Operating cash flow was $34 million or $0.47 per share

Editor’s Note: “Operating Business” (or “Operating”) is defined as TLCVision’s operating activities excluding the impact of the AMD segment, principally represented by our investment in OccuLogix Inc. To provide maximum transparency for investors, Operating Business financial results are listed separately from consolidated results in this press release.

HIGHER REVENUES

TLCVision’s third quarter net revenues from the Operating Business were $61.0 million vs. $57.5 million last year, an increase of $3.5 million or 6%. TLCVision refractive centers revenues were up 9% to $35 million, driven by a 4% increase in price per procedure vs. prior quarter. Year to date, centers refractive revenues were up 6%. Overall, centers quarterly procedure volume was equal to last year, as North American same store procedure volume was down by 5%, offset by volume from recent acquisitions. The access business revenues declined by $1.5 million during the quarter, with access procedure volumes down 18% as compared to the same period last year. Overall refractive procedures were 42,500 compared to 45,700 the prior year, down 7%.

Other healthcare revenues from ongoing operations grew by 20% over the prior year. Revenues from MSS were up 17%. Vision Source revenues were 21% higher than third quarter 2004.

SOLID NET INCOME AND EARNING PER SHARE

Consolidated net income for the third quarter was $1.7 million or $0.02 per share. After removing the loss from the Company’s 51% ownership in OccuLogix, Inc., net income from the Operating Business was $2.8 million or $0.04 per share, which was down $0.02 from prior year primarily as the result of lower volumes in the refractive business.

“Despite the dip in refractive volumes, we delivered a solid, profitable quarter,” said Jim Wachtman, President and Chief Executive Officer. “Currently, we are not seeing the levels of procedure growth that we or our shareholders would expect. To deliver higher growth rates, we have launched a new expansion strategy focused on the value-priced consumer segment, which includes our new LASIK Select branded centers and the acquisition of TruVision, a leading managed care contractor. We remain confident in our diversified service model and growth strategy, and comfortable with current analyst earnings expectations for full year 2005, before the impact of our AMD business.”

STRONG CASH GENERATION

The business model continues to demonstrate strong cash generation that will fund the growth strategy for the company.

Consolidated operating cash flow per share decreased 38% to $0.09 from $0.14, reflecting cash used in OccuLogix operations. Quarter-end consolidated cash and short-term investments totaled $101 million, up 88% vs. September 2004.

Operating cash flow from the Operating Business was $10.4 million or $0.15 per share, up marginally from last year. The company continues to maintain a strong financial position, with cash and short-term investments totaling $55.5 million. TLCVision completed its previously announced share repurchase program in early October, with a total repurchase of two million shares of common stock.

NINE-MONTH FINANCIAL RESULTS

Total Operating Business net revenues were up 4% to $198 million compared to $190 million. Refractive revenues were $146 million, up 3%. Other healthcare revenues, excluding the AMD segment, were up 9% and MSS mobile cataract revenues were up 16%. Consolidated net income was $17 million or $0.23 per share. Operating Business earnings were $21 million or $0.30 per share, a level that compares to $0.29 for the entire year of 2004.

GROWTH STRATEGY ANNOUNCEMENTS

REFRACTIVE
TLCVision recently announced a new refractive expansion strategy that will establish 15 value-priced “LASIK Select” branded centers by the end of 2006. The company also acquired TruVision, a leading managed care contractor for elective health care services that will serve as a patient generation channel for the new LASIK Select centers. This acquisition provides an immediate entry point into the under-penetrated, value-priced market as TruVision is projected to refer over 23,000 LASIK procedures to its network of providers in 2005 and 28,000 in 2006.

AMBULATORY SURGERY CENTERS (ASC)
TLCVision announces the acquisition, effective November 1, 2005, of 49% of the Eastern Oregon Regional Surgery Center in Hermiston, Oregon. This ASC is well recognized in their market place and currently performs 800 cataract procedures annually.

In addition, TLCVision announces the development of a new surgery center in Milwaukee, Wisconsin. This two room ASC is a joint venture with American Surgisite and several area ophthalmologists, and is expected to open in May 2006.

MOBILE CATARACT
TLCVision announces the acquisition of 20/20 Medical, a Chicago, Illinois based mobile diagnostics company with 200 customers in 8 states. This is a strategic and geographic expansion of the growing in-office diagnostic services offering to ophthalmologists and optometrists.

Conference Call

TLCVision is pleased to invite all interested parties to participate in a conference call during which these results will be discussed. The call will be held today, November 7, at 10:30 a.m. Eastern Time at 800-756-8919. The call will also be broadcast live and archived on the Company’s web site at www.tlcv.com under the “Webcasts” link in the Investor Relations section. In addition, the live web cast will be available at various other popular portals and financial web sites.

About TLCVision

TLCVision is North America’s premier eye care services company, providing eye doctors with the tools and technologies needed to deliver high-quality patient care. Through its centers management and technology access service models, and its managed care contracting strength, TLCVision maintains leading positions in Refractive, Cataract, and AMD markets. More information about TLCVision can be found on the website at www.tlcv.com.

Forward Looking Statements

This press release contains certain forward-looking statements within the meaning of Section 27A of the U.S. Securities Act of 1933 and Section 21E of the U.S. Securities Exchange Act of 1934, which statements can be identified by the use of forward looking terminology, such as “may”, “will”, “expect”, ”intend”, “anticipate”, “estimate”, “predict”, “plans” or “continue” or the negative thereof or other variations thereon or comparable terminology referring to future events or results. The Company’s actual results could differ materially from those anticipated in these forward-looking statements as a result of numerous factors, including the timing of expenditures, effects of competition, changes to pricing, acquisitions and expansion opportunities, any of which could cause actual results to vary materially from current results or TLCVision’s anticipated future results. See the Company’s reports filed with the Canadian Securities Regulators and the U.S. Securities and Exchange Commission from time to time for cautionary statements identifying important factors with respect to such forward looking statements, including certain risks and uncertainties, that could cause actual results to differ materially from results referred to in forward looking statements. TLCVision assumes no obligation to update the information contained in this press release.

TLC VISION CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands except per share amounts)
		Three Months Ended September 30, 2005				Three Months Ended September 30, 2004

	Results Before AMD									Total
	Segment	AMD Segment		Total TLCVision	Results Before AMD Segment	AMD Segment				TLCVision

Revenues:
Refractive:
Centers	$34,968	$—		$34,968	$32,003	$—				$32,003
Access	7,846	—	7,846		9,390		—		9,390
Other healthcare services	18,190	635	18,825		16,080		219		16,299

Total revenues	61,004	635	61,639		57,473		219		57,692
Cost of revenues:
Refractive:
Centers	26,147	—	26,147		23,201		—		23,201
Access	6,319	—	6,319		6,910		—		6,910
Other healthcare services	11,289	363	11,652		9,753		219		9,972

Total cost of revenues	43,755	363	44,118		39,864		219		40,083

Gross profit (loss)	17,249	272	17,521		17,609		—		17,609

General and administrative	6,695	1,994	8,689		6,580		212		6,792
Marketing and sales	5,279	119	5,398		4,688		22		4,710
Research and development, clinical and regulatory	—	1,140	1,140		—		525		525
Amortization of intangibles	1,047	—	1,047		1,016		—		1,016
Other	198	(166)	32		(163)		—		(163)
Total operating costs	13,219	3,087	16,306		12,121		759		12,880

Operating income (loss)	4,030	(2,815)	1,215		5,488		(759)		4,729
Interest income	660	411	1,071		387		—		387
Interest expense	(435)	—	(435)		(573)		—		(573)
Minority interests	(1,867)	1,258	(609)		(1,674)		—		(1,674)
Earnings from equity investments	487	—	487		555		—		555

Income (loss) before income taxes	2,875	(1,146)	1,729		4,183		(759)		3,424
Income tax expense	(27)	(3)	(30)		(102)		—		(102)

Net income (loss)	$2,848	$(1,149)		$1,699		$4,081		$(759)		$3,322

Earnings (loss) per share — diluted	$0.04	$(0.02)		$0.02		$0.06		$(0.01)		$0.05

Weighted average number of common shares outstanding - diluted	71,524	71,524	71,524		71,353		71,353		71,353
Note: The AMD segment primarily includes the Company’s majority interest in OccuLogix, Inc. (formerly Vascular Sciences Corp.).
TLC VISION CORPORATION
CONSOLIDATING STATEMENTS OF OPERATIONS (UNAUDITED)
(In thousands except per share amounts)
		Nine Months Ended					Nine Months Ended September 30,
		September 30, 2005					2004

	Results Before AMD
	Segment	AMD Segment	Total TLCVision		Results Before AMD Segment		AMD Segment		Total TLCVision

Revenues:
Refractive:
Centers	$116,743	$—		$116,743		$110,058	$—			$110,058
Access	29,085	—	29,085		31,983		—		31,983
Other healthcare services	52,045	1,635	53,680		47,839		491		48,330

Total revenues	197,873	1,635	199,508		189,880		491		190,371
Cost of revenues:
Refractive:
Centers	80,597	—	80,597		76,841		—		76,841
Access	20,929	—	20,929		22,217		—		22,217
Other healthcare services	31,617	1,393	33,010		29,131		553		29,684

Total cost of revenues	133,143	1,393	134,536		128,189		553		128,742

Gross profit (loss)	64,730	242	64,972		61,691		(62)		61,629

General and administrative	21,108	5,868	26,976		19,174		393		19,567
Marketing and sales	15,747	491	16,238		13,478		87		13,565
Research and development, clinical and regulatory	—	3,794	3,794		—		1,249		1,249
Amortization of intangibles	3,090	—	3,090		3,085		—		3,085
Other	(835)	(166)	(1,001)		(1,895)		—		(1,895)
Restructuring, severance and other charges	—	—	—		2,755		—		2,755

Total operating costs	39,110	9,987	49,097		36,597		1,729		38,326

Operating income (loss)	25,620	(9,745)	15,875		25,094		(1,791)		23,303
Interest income	2,174	1,187	3,361		1,338		—		1,338
Interest expense	(1,316)	—	(1,316)		(2,199)		—		(2,199)
Minority interests	(6,567)	4,167	(2,400)		(6,002)		—		(6,002)
Earnings from equity investments	1,826	—	1,826		1,567		—		1,567

Income (loss) before income taxes	21,737	(4,391)	17,346		19,798		(1,791)		18,007
Income tax expense	(527)	(3)	(530)		(394)		—		(394)

Net income (loss)	$21,210	$(4,394)		$16,816		$19,404		$(1,791)		$17,613

Earnings (loss) per share — diluted	$0.30	$(0.07)		$0.23		$0.27		$(0.02)		$0.25

Weighted average number of common shares outstanding - diluted	71,877	71,877	71,877		70,832		70,832		70,832
Note: The AMD segment primarily includes the Company’s majority interest in OccuLogix, Inc. (formerly Vascular Sciences Corp.).
TLC VISION CORPORATION
CONSOLIDATING BALANCE SHEETS
(In thousands)
		September 30, 2005
		(Unaudited)					December 31, 2004

	Results Before AMD
	Segment	AMD Segment	Total TLCVision		Results Before AMD Segment (Unaudited)		AMD Segment (Unaudited )		Total TLCVision

ASSETS
Current assets
Cash and cash equivalents	$37,263	$13,394		$50,657		$15,847		$17,588		$33,435
Short-term investments	18,200	32,435	50,635		68,515		42,500		111,015
Accounts receivable	18,063	949	19,012		16,489		954		17,443
Prepaids and other current assets	11,874	6,398	18,272		12,212		1,609		13,821

Total current assets	85,400	53,176	138,576		113,063		62,651		175,714
Intercompany	1,679	(1,679)	—		1,877		(1,877)		—
Restricted cash	1,140	—	1,140		932		—		932
Investments and other assets	12,497	—	12,497		10,482		—		10,482
Goodwill	89,039	—	89,039		53,774		—		53,774
Intangibles, net	22,587	116	22,703		18,037		103		18,140
Fixed assets, net	46,853	495	47,348		45,636		563		46,199

Total assets	$259,195	$52,108		$311,303		$243,801		$61,440		$305,241

LIABILITIES
Current liabilities
Accounts payable	$8,688	$113		$8,801		$8,491		$225		$8,716
Accrued liabilities	25,807	2,827	28,634		23,425		3,714		27,139
Current portion of long-term debt	4,572	—	4,572		8,664		—		8,664

Total current liabilities	39,067	2,940	42,007		40,580		3,939		44,519
Long-term debt, less current maturities	12,020	—	12,020		9,991		—		9,991
Other long-term liabilities	2,640	—	2,640		2,242		480		2,722
Minority interests	15,030	24,222	39,252		9,307		27,915		37,222

Total liabilities	68,757	27,162	95,919		62,120		32,334		94,454
STOCKHOLDERS’ EQUITY
Capital stock	422,095	30,317	452,412		428,877		30,082		458,959
Option and warrant equity	1,868	—	1,868		2,872		—		2,872
Treasury stock	(4,668)		(4,668)		—
Accumulated deficit	(228,857)	(5,371)	(234,228)		(250,068)		(976)		(251,044)

Total stockholders’ equity	190,438	24,946	215,384		181,681		29,106		210,787

Total liabilities and stockholders’ equity	$259,195	$52,108		$311,303		$243,801		$61,440		$305,241

Note: The AMD segment primarily includes the Company’s majority interest in OccuLogix, Inc. (formerly Vascular Sciences Corp.).
TLC VISION CORPORATION
CONSOLIDATING STATEMENTS OF CASH FLOWS (UNAUDITED)
(In thousands except per share amounts)
		Nine Months Ended					Nine Months Ended September 30,
		September 30, 2005					2004

	Results Before AMD
	Segment	AMD Segment	Total TLCVision		Results Before AMD Segment		AMD Segment		Total TLCVision

OPERATING ACTIVITIES
Net income (loss)	$21,210	$(4,394)	$16,816			$19,404		$(1,791)		$17,613
Adjustments to reconcile net income (loss) to net cash from operating activities:
Depreciation and amortization	11,931	88	12,019		13,251		53		13,304
Write-offs (reimbursements) of investments in research and development
arrangements	(300)	—	(300)		(400)		1,249		849
Minority interests	6,567	(4,167)	2,400		6,002		—		6,002
Earnings from equity investments	(1,826)	—	(1,826)		(1,567)		—		(1,567)
Loss (gain) on disposals of fixed assets	(38)	(166)	(204)		1,032		—		1,032
Gain on the sales of subsidiaries	(319)	—	(319)		(1,143)		—		(1,143)
Non-cash compensation expense	69	216	285		424		—		424
Adjustment to the fair value of investments and long-term receivables	—	—	—		(1,206)				(1,206)
Other	—	135	135		—				—
Changes in operating assets and liabilities, net of acquisitions and dispositions:	(3,594)	(6,286)	(9,880)		(6,309)		686		(5,623)

Cash from operating activities	33,700	(14,574)	19,126		29,488		197		29,685

INVESTING ACTIVITIES
Purchases of fixed assets	(6,526)	(138)	(6,664)		(4,115)		(128)		(4,243)
Proceeds from sales of fixed assets	966	284	1,250		900		—		900
Proceeds from divestitures of investments and subsidiaries, net	3,430	—	3,430		729		—		729
Distributions and loan payments received from equity investments	1,828	—	1,828		792		—		792
Reimbursements from (investments in) research and development arrangements	300	—	300		(849)		—		(849)
Acquisitions and equity investments	(42,119)	—	(42,119)		(5,245)		—		(5,245)
Proceeds from sales of short-term investments	78,025	20,550	98,575		2,165		—		2,165
Purchases of short-term investments	(27,710)	(10,585)	(38,295)		(31,230)		—		(31,230)
Other	48	(15)	33		711		—		711

Cash from investing activities	8,242	10,096	18,338		(36,142)		(128)		(36,270)

FINANCING ACTIVITIES
Restricted cash movement	(208)	—	(208)		(12)		—		(12)
Principal payments of debt financing and capital leases	(7,500)	—	(7,500)		(12,137)		—		(12,137)
Proceeds from debt financing	1,489	—	1,489		—		—		—
Distributions to minority interests	(6,024)	—	(6,024)		(5,536)		—		(5,536)
Purchases of treasury stock	(10,031)	—	(10,031)		—		—		—
Proceeds from issuance of common stock	1,748	—	1,748		19,121		—		19,121
Proceeds from issuance of OccuLogix, Inc. common stock	—	284	284		—		—		—

Cash from financing activities	(20,526)	284	(20,242)		1,436		—		1,436

Net increase (decrease) in cash and cash equivalents during the period	21,416	(4,194)	17,222		(5,218)		69		(5,149)
Cash and cash equivalents, beginning of period	15,847	17,588	33,435		21,554		26		21,580

Cash and cash equivalents, end of period	$37,263	$13,394		$50,657		$16,336		$95		$16,431

Operating cash flow per diluted share	$0.47	$(0.20)		$0.27		$0.42		$0.00		$0.42
Note: The AMD segment primarily includes the Company’s majority interest in OccuLogix, Inc. (formerly Vascular Sciences Corp.).